Exhibit 10.3



                        SITE LEASE AND EASEMENT AGREEMENT


                            Dated as of May 25, 2004


                                     between

                             KEYSPAN-RAVENSWOOD, LLC
                                as Ground Lessor


                                       and

                               SE RAVENSWOOD TRUST
                                as Ground Lessee


================================================================================

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----


section 1.                DEFINITIONS............................................................................1

section 2.                GROUND INTEREST........................................................................2

         Section 2.1.          Ground Interest...................................................................2

         Section 2.2.          Basic Site Lease Term.............................................................4

         Section 2.3.          Renewal Site Lease Term...........................................................4

         Section 2.4.          Return of Ground Interest.........................................................5

         Section 2.5.          Nonterminability..................................................................5

         Section 2.6.          Election to Surrender.............................................................5

         Section 2.7.          Storage, Etc......................................................................6

         Section 2.8.          Early Termination of Site Lease Term..............................................6

section 3.                RENT FOR THE LEASE OF GROUND INTEREST..................................................7

         Section 3.1.          Rent..............................................................................7

         Section 3.2.          Taxes and Assessments.............................................................7

         Section 3.3.          Suspension of Rent and Other Payments.............................................8

         Section 3.4.          Payment...........................................................................8

section 4.                QUIET ENJOYMENT IN FAVOR OF GROUND LESSEE; RELEASE RIGHTS AND RESERVED RIGHTS..........9

         Section 4.1.          Ground Lessee's Right of Quiet Enjoyment..........................................9

         Section 4.2.          Ground Lessor's Release Rights....................................................9

         Section 4.3.          Reserved Rights..................................................................10

         Section 4.4.          Rights of Third Parties..........................................................11

         Section 4.5.          Compliance Certificates..........................................................12

         Section 4.6.          Amendments.......................................................................12

section 5.                USE OF GROUND INTEREST................................................................13

         Section 5.1.          Use..............................................................................13

         Section 5.2.          Compliance with Environmental Laws...............................................13

         Section 5.3.          Maintenance; Replacement; Modifications..........................................13

section 6.                TRANSFER OF GROUND INTEREST...........................................................14

section 7.                LIENS.................................................................................15

         Section 7.1.          Liens by Ground Lessee...........................................................15

         Section 7.2.          Liens by the Ground Lessor.......................................................15

                                       i



section 8.                EVENTS OF LOSS, CONDEMNATION, DAMAGE OR DESTRUCTION...................................15

section 9.                SEVERANCE.............................................................................16

section 10.               NONMERGER.............................................................................17

section 11.               INDEMNIFICATION.......................................................................17

section 12.               SECURITY FOR GROUND LESSEE'S OBLIGATION UNDER LESSOR NOTE.............................17

section 13.               MISCELLANEOUS.........................................................................18

         Section 13.1.         Amendments and Waivers...........................................................18

         Section 13.2.         Notices..........................................................................18

         Section 13.3.         Survival.........................................................................18

         Section 13.4.         Successors and Assigns...........................................................18

         Section 13.5.         Governing Law....................................................................19

         Section 13.6.         Severability.....................................................................19

         Section 13.7.         Counterparts.....................................................................19

         Section 13.8.         Headings and Table of Contents...................................................19

         Section 13.9.         Further Assurances...............................................................19

         Section 13.10.        Limitation of Liability..........................................................19

         Section 13.11.        Measuring Life...................................................................19



Exhibit A      Description of Facility Site
Exhibit B-1    Description of Easements
Exhibit B-2    Description of Additional Easements
Exhibit B-3    Description of Additional Property
Exhibit C      Description of Retained Site
Exhibit D      The Survey

                        SITE LEASE AND EASEMENT AGREEMENT

     This SITE LEASE AND EASEMENT AGREEMENT, dated as of May 25, 2004 (this "Site Lease"), between KEYSPAN-RAVENSWOOD, LLC, a New York limited liability company (the "Ground Lessor" or the "Company"), and SE RAVENSWOOD TRUST, a Delaware statutory trust (the "Ground Lessee" or the "Owner Lessor").


                              W I T N E S S E T H:

     WHEREAS, the Company (i) owns the Facility Site more particularly described on Exhibit A hereto, (ii) is the holder of certain easements more particularly described on Exhibit B-1 hereto (the "Easements") which, together with certain additional easements to be provided hereby and more particularly described on Exhibit B-2 hereto (the "Additional Easements"), are necessary for and/or beneficial to the use and operation of the Facility by the Owner Lessor, and
(iii) owns certain property which is more particularly described in Exhibit B-3 hereto (the "Additional Property") which is beneficial to the use and operation of the Facility by the Owner Lessor;

     WHEREAS, the Company owns the retained site, which is more particularly described on Exhibit C hereto (the "Retained Site") and is adjacent to the Facility Site;

     WHEREAS, the Owner Lessor has acquired the Facility from the Company pursuant to the Deed and Bill of Sale;

     WHEREAS, the Facility Site does not include any part of the Facility or the Retained Site, and no part of the Facility or the Retained Site is being leased to the Ground Lessee hereunder;

     WHEREAS, pursuant to this Site Lease, the Ground Lessor is (i) leasing the Facility Site to the Ground Lessee, (ii) assigning the Easements to the Ground Lessee, (iii) granting the Additional Easements to the Ground Lessee, and (iv) granting the right to use the Additional Property to the Ground Lessee for a term equal to the Basic Site Lease Term and, subject to the terms hereof, each Renewal Site Lease Term; and

     WHEREAS, concurrently with the execution and delivery of this Site Lease, the Ground Lessor and the Ground Lessee have entered into a Site Sublease Agreement (the "Site Sublease"), pursuant to which the Ground Lessee subleases to the Ground Lessor its leasehold interest in the Facility Site and grants to the Ground Lessor the right to use the Easements for a term coterminous with that of the Facility Lease.

     NOW, THEREFORE, in consideration of the foregoing premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

section 1.        DEFINITIONS

     Unless the context hereof otherwise requires, capitalized terms used in this Site Lease, including those in the recitals, and not otherwise defined herein shall have the respective meanings set forth in Appendix A to that certain Participation Agreement, dated even date herewith, among the Ground Lessor, the Ground Lessee, Wilmington Trust Company, SE Ravenswood Lease, L.L.C., Wells Fargo Bank Northwest, N.A., not in its individual capacity but solely as Indenture Trustee and Wells Fargo Bank Northwest, N.A., not in its individual capacity but solely as Pass Through Trustee. The general provisions of such Appendix A to the Participation Agreement shall apply to the terms used in this Site Lease.

section 2.        GROUND INTEREST

     Section  2.1.......Ground  Interest.  (a)  Subject  to  the  covenants  and agreements contained in this Site Lease, the Ground Lessor hereby: (i) leases the Facility Site to the Ground Lessee; (ii) grants the non-exclusive Additional Easements to the Ground Lessee; (iii) assigns and conveys the Easements to the Ground Lessee; and (iv) grants the non-exclusive right, privilege and license to use the Additional Property to the Ground Lessee. The Ground Lessee's rights, title and interest in and to the Facility Site, the Easements, the Additional Easements and the Additional Property shall for purposes of this Site Lease and the other Operative Documents be referred to collectively as the "Ground Interest".

     (b)......The  Ground  Lessee  acknowledges  and agrees  that the  Easements assigned to the Ground Lessee under Section 2.1(a) are subject to the following rights retained by the Ground Lessor (the "Retained Easement Rights") provided that the exercise by the Ground Lessor of the Retained Easement Rights does not result in the preclusion of reasonably necessary access to the Facility, or impair in any material respect the use of the Ground Interest or operation of the Facility by the Ground Lessee:

          (i) the non-exclusive right to use the 12 foot wide and 6 foot deep common utility trench described in paragraph 6 of Exhibit B to the Supplemental (Ravenswood) Easement Agreement dated as of February 4, 2003, by and among Consolidated Edison Company of New York, Inc. ("Con Edison"), Steam House Leasing, LLC ("SHL") and the Ground Lessor;

          (ii) the non-exclusive right to use the 13.8 kv electric feeders and equipment appurtenant thereto described in Schedule 2.02(a)(5) of the Amended and Restated Ravenswood Declaration of Easements Agreements dated June 18, 1999 by and among Con Edison, SHL and the Ground Lessor (the "DOE");

          (iii) the non-exclusive right to use the discharge tunnel described in
     Schedule 2.02(a)(8) of the DOE;

          (iv) the  non-exclusive  right to use the steam  piping  described  in
     Schedule 2.03(3) of the DOE; and

          (v) the non-exclusive rights to use the 12 foot wide and 6 foot deep common utility trench described in paragraph 6 of Exhibit B to the SREA for a 6" fuel oil line and 12" water line currently located in such trench, which rights will be granted to Con Edison and SHL pursuant to the SREA; and

          (vi) the non-exclusive rights to use the 12 foot wide and 6 foot deep common utility trench described in paragraph 6 of Exhibit B to the SREA for a 12" and 16" natural gas lines.

     (c)......The  conveyances,  grants and  assignments  in  Section  2.1(a) is intended to, among other things, give the Ground Lessee the right of ingress and egress to the Facility, the right to use and operate the Facility and the other rights described in Section 5.

     (d)......The  Ground Lessor and the Ground Lessee understand and agree that
(i) the conveyances, grants and assignments in Section 2.1(a) are subject to Permitted Liens, (ii) title to the Facility Site, the Retained Site and the Additional Property remain vested in the Ground Lessor, (iii) the conveyances, grants and assignments in Section 2.1(a) are subject to the Ground Lessor's rights under Sections 4.2, 4.3 and 4.4, and (iv) title to the Facility is vested in the Ground Lessee and no part of the Facility is being leased hereunder.

     (e)......With  respect to the Additional Easements and Easements granted or assigned to the Ground Lessee pursuant to Section 2.1(a), the following provisions shall apply:

          (i) The Additional Easements and Easements shall be deemed easements appurtenant to the parcel of, or interest in, the real property interest benefited thereby and shall run with such interest or real property and shall be deemed covenants running with the real property burdened thereby.

               (ii) Notwithstanding anything in this Site Lease to the contrary, the Ground Lessor shall have the right to relocate any Additional Easement and, subject to obtaining any third party consent, the right to relocate any Easement, including any facility relating thereto, provided that (A) the Ground Lessee shall have received an engineer's certificate (which engineer shall be reasonably satisfactory to the Ground Lessee, it being understood that an internal engineer at Ground Lessor or one of its Affiliates would be considered reasonable), stating that (1) the easement as so relocated will serve the same purpose as that of said easement immediately prior to such relocation and will allow the extent and manner of utilization available to the Ground Lessee prior to such relocation; and (2) the proposed relocation would not materially interfere with, or materially increase the cost of the operation and maintenance of the Ground Interest and the Facility; (B) such relocation shall be done at the sole expense of the Ground Lessor; and (C) upon the relocation of any such easement, Ground Lessor shall retain a licensed surveyor to prepare an appropriate description of the relocated easement and the Ground Lessor and the Ground Lessee shall, at the Ground Lessor's expense, amend this Site Lease and the Site Sublease to reflect the relocated easement and take such actions as are necessary to record such amendments.

               (iii) The following shall apply in interpreting any Additional Easement or Easement granted or assigned pursuant to Section 2.1(a):

               (1) With respect to any easement created by Section 2.1(a), the words "in," "upon," to," "on," "over," "above," "through" and/or "under" shall be interpreted to include all of such terms.

               (2) Each easement is also a grant of the additional right of access over the Retained Site as reasonably necessary to accomplish the purpose of such easement or right, privilege and license, to perform any obligations hereunder, and to comply with any legal requirements affecting the Ground Lessee or its property and/or improvements.

               (3) Subject to the provisions of Applicable Laws (including applicable Environmental Laws) and Permitted Liens, each easement granted therein shall include the right to maintain, repair and replace any and all pipes to transport water, waste water, sewer, gas and other utilities; provided, that the Ground Lessee may not relocate the pipelines without the consent of the Ground Lessor. It is intended that there shall be included within such grant any and all rights and easements needed for the construction, operation, maintenance, repair, alteration and renovation of the pipelines in such easement areas, whether any such rights and easements are presently in use, or needed in the future.

               (4) The Ground Lessor in using any portion of the Retained Site burdened by any easement, right, privilege and license shall be subject to the limitations set forth in the provisos set forth in Sections 4.2 and 4.3(a).

     (b) With respect to the easements and the rights, privileges and licenses granted pursuant to Section 2.1(a), the following provisions shall apply:

          (i) Except as otherwise expressly provided herein, each easement and each right, privilege and license granted therein is and shall be a grant, transfer, conveyance and right of access to and use (subject to the terms of this Site Lease) to the Ground Lessee, to any permitted assignee of the Ground Lessee (including, without limitation, the Indenture Trustee) and to any future permitted sublessee or operator of the Ground Interest.

          (ii) Each  easement  and each right,  privilege  and  license  granted therein shall terminate upon the expiration, surrender or earlier termination of this Site Lease in accordance with the terms hereof but shall otherwise, subject to the Ground Lessor's rights under Sections 4.2,
     4.3 and 4.4, be irrevocable for so long as (1) the Ground Lessee or any permitted assignee (including, without limitation, the Indenture Trustee) owns the Facility and (2) the Facility continues to be located on the Facility Site.

          (iii) Each easement and each right, privilege and license granted therein may be enjoyed without additional charge or fee to the Ground Lessee, other than rent payable pursuant to Section 3.1.

     Section 2.2. Basic Site Lease Term. The term of this Site Lease shall commence on the Closing Date and shall terminate at 11:59 p.m. (New York City time) on May 25, 2054 (the "Basic Site Lease Term"), subject to early termination in whole or in part pursuant to Sections 2.6 or 2.8 hereof and renewal pursuant to Section 2.3 hereof.

     Section 2.3. Renewal Site Lease Term. (a) If the Ground Lessor exercises its option to renew the Facility Lease under Section 15.1 of the Facility Lease and the reappraised useful life of the Facility as set forth in the appraisal obtained in connection with such renewal extends beyond the last day of the original appraised useful life of the Facility set forth in the Closing Appraisal, the Site Lease Term shall automatically and without further act by any Person be renewed for a period commencing at 11:59 p.m. (New York City time) on the last day of the Basic Site Lease Term and terminating at 11:59 p.m. (New York City time) on the last day of the reappraised useful life of the Facility set forth in such appraisal. If the Ground Lessor does not elect to exercise its renewal option under Section 15.1 of the Facility Lease on or prior to the day that is 12 months prior to the Expiration Date under the Facility Lease and the reappraised useful life of the Facility as set forth in the report of the appraiser hereinafter described extends beyond the last day of the Basic Site Lease Term, the Ground Lessee shall have the option to renew the Site Lease Term for a period commencing at 11:59 p.m. (New York City time) on the last day of the Basic Site Lease Term and terminating at 11:59 p.m. (New York City time) on the last day of the reappraised useful life of the Facility as determined in accordance with such report. In order to exercise such option the Ground Lessee must give the Ground Lessor irrevocable written notice prior to the Expiration Date under the Facility Lease. At the time the Ground Lessee notifies the Ground Lessor of its election to renew the Site Lease Term under this Section 2.3(a), the Ground Lessee shall (at the Ground Lessee's sole expense) provide the Ground Lessor with a report of an appraiser prepared not more than 36 months before such election, such appraiser to be selected by the Ground Lessee and reasonably acceptable to the Ground Lessor, stating the reappraised useful life of the Facility as of the date of such report.

     (b) If the Ground Lessor exercises its option to renew the Facility Lease under Section 15.2 of the Facility Lease and the reappraised useful life of the Facility as set forth in the appraisal obtained in connection with such renewal extends beyond the date set forth in Section 2.2 or 2.3(a), as applicable, the Site Lease Term shall automatically and without further act by any Person be renewed for a period commencing at 11:59 p.m. (New York City time) on the date set forth in Section 2.2 or 2.3(a), as applicable, and terminating at 11:59 p.m. (New York City time) on the last day of the reappraised useful life of the Facility set forth in such appraisal.

     (c) If the Ground Lessor exercises its option to renew the Facility Lease pursuant to Section 15.3 thereof for a FMV Renewal Lease Term which extends beyond the remaining Site Lease Term, the then-applicable Site Lease Term shall automatically and without further act by any Person be renewed for a period commencing at 11:59 p.m. (New York City time) on the last day of such Site Lease Term and terminating at 11:59 p.m. (New York City time) on the last day of the FMV Renewal Lease Term for which the Facility Lease is so extended.

     (d) Any renewal term pursuant to this Section 2.3 is referred to herein as a "Renewal Site Lease Term," and together with the Basic Site Lease Term and all other Renewal Site Lease Terms, the "Site Lease Term."

     Section 2.4. Return of Ground Interest. Upon the expiration or early termination or surrender of this Site Lease, the Ground Lessee shall (a) return the Ground Interest to the Ground Lessor by surrendering the Ground Interest into the possession of the Ground Lessor and assign the Easements to the Ground Lessor without representation or warranty, other than a warranty as to the absence of Owner Trustee's Liens attributable to the Ground Lessee and a warranty of the Owner Participant as to the absence of Owner Participant's Liens, but without any other liability or cost to the Ground Lessee, and (b) upon the request of the Ground Lessor, execute, acknowledge, and deliver a release (or termination) of the Ground Interest, which release (or termination) shall be prepared by the Ground Lessor at its expense and in a form reasonably satisfactory to the Ground Lessee to be duly recorded at the Ground Lessor's expense with the Register's Office, Queens County, New York. The obligations of the Ground Lessor and the Ground Lessee under this Section 2.4 shall survive the expiration, early termination or surrender of this Site Lease.

     Section 2.5. Nonterminability. Subject to Sections 2.6 and 2.8 hereof, the Site Lease Term shall not be terminated nor shall any of the rights granted or conveyed hereunder to the Ground Lessee be extinguished, or be merged into or with any other estate, in whole or in part, by any circumstance of any character or for any reason whatsoever, including any of the following: (a) any loss or destruction of, or damage to, the Facility, or any Component thereof or interruption or cessation in use or possession thereof or any part thereof by the Ground Lessee for any reason whatsoever and of whatever duration, (b) the condemnation, requisition, expropriation, seizure or other taking of title to or use of the Facility, any Component thereof or any part thereof by any Governmental Entity or otherwise, (c) any prohibition, limitation or restriction on the use by any Person of all or any part of its property or the interference with such use by any Person, or any eviction by paramount title or otherwise,
(d) any inadequacy, incorrectness or failure of the description of the Facility Site or the Ground Interest or any part thereof or any rights or property in which an interest is intended to be granted or conveyed by this Site Lease, (e) the insolvency, bankruptcy, reorganization or similar proceedings by or against the Ground Lessor, the Ground Lessee or any other Person, (f) the failure by the Ground Lessee to comply with Section 3 or Section 5 or any other provision hereof, or (g) any other reason whatsoever, whether similar or dissimilar to any of the foregoing.

     Section 2.6. Election to Surrender. The Ground Lessee may, so long as the Lien of the Indenture shall have been terminated or discharged in accordance with its terms, elect to surrender the Ground Interest and transfer this Site Lease to the Ground Lessor at any time following the expiration or early termination of the Facility Lease upon payment of $1.00 to the Ground Lessor, and in accordance with Section 2.4, but without any other liability or cost to the Ground Lessee. Upon such surrender, all other obligations and liabilities of the Ground Lessee hereunder, including its obligation to make rental payments hereunder, shall automatically be assumed by the Ground Lessor and the Ground Lessee shall be automatically released therefrom, except as otherwise set forth in Section 11 and except that the Ground Lessee shall transfer to the Ground Lessor, by an instrument to be prepared by the Ground Lessor at its expense and in a form reasonably satisfactory to the Ground Lessee to be duly recorded at the Ground Lessor's expense with the Register's Office, Queens County, New York, all of the Ground Lessee's right, title and interest in and to this Site Lease.

     Section 2.7. Storage, Etc. (a) Notwithstanding anything to the contrary herein, the Ground Lessee shall be under no obligation at any time to remove the Facility and shall have the right, but not the obligation, upon the expiration of the Site Lease Term, to require the Ground Lessor, at the Ground Lessor's sole risk and expense, to dismantle any movable parts comprising the Facility, remove them from the Facility Site, and cause them to be delivered to a railhead or other suitable common carrier. Notwithstanding the foregoing, after (but only after) the Ground Lessee shall have requested the Ground Lessor to dismantle, remove and ship such parts, the Ground Lessor shall have the option to offer to purchase the Facility from the Ground Lessee, at a purchase price equal to the greater of $1.00 (One Dollar) and the Fair Market Sales Value of the Facility (assuming that the Facility must be removed from the Facility Site and, therefore, determined for purposes of this Section 2.7(a)after deducting the estimated cost of decommissioning, dismantlement, removal, shipment and disposal of the Facility and restoring the Facility Site to its original unimproved condition). The Ground Lessor must give the Ground Lessee written notice of any such offer within 30 days after receipt of the request from the Ground Lessee contemplated in the first sentence of this Section 2.7(a). If the Ground Lessee accepts such offer, which acceptance shall be in writing and given within 15 days of the Ground Lessor's offer, the Ground Lessor and the Ground Lessee shall agree upon such Fair Market Sales Value within 15 days after the giving of such written notice of acceptance or, if the Ground Lessor and the Ground Lessee shall fail so to agree, such Fair Market Sales Value shall be determined by the Appraisal Procedure. If the Ground Lessee does not respond in writing to the Ground Lessor's offer within 15 days of the Ground Lessor's offer, the Ground Lessee shall be deemed to have accepted such offer. If the Ground Lessee rejects the Ground Lessor's offer in writing within the aforesaid period, then and in such event, the Ground Lessor shall have no obligation to dismantle any movable parts comprising the Facility nor the obligation to remove such parts from the Facility Site.

     (b) Any sales, transfer or similar taxes resulting from the Ground Lessor or its designee obtaining any interest in any portion of the Facility, whether through deemed or actual conveyance or otherwise, shall be paid by the Ground Lessor. The provisions of this Section 2.7 shall expressly survive the expiration or earlier termination of the Site Lease Term and any surrender of this Site Lease pursuant to Section 2.6 hereof.

     Section 2.8. Early Termination of Site Lease Term. This Site Lease shall automatically and without further act by any Person terminate on the earlier of
(i) the Owner Lessor's election to cease operating the Facility (other than in connection with maintenance or improvements), (ii) the date the Facility Lease is terminated pursuant to Section 13 of the Facility Lease and the Ground Lessor purchases the Facility from the Ground Lessee and (iii) the date the Facility Lease is terminated pursuant to Section 10.2 of the Facility Lease and Termination Value is paid (other than in connection with a sale of the Owner Lessor's Interest to a third party). Upon termination of this Site Lease pursuant to this Section 2.8, the Ground Lessee shall return the Ground Interest to the Ground Lessor in accordance with Section 2.4.

section 3.        RENT FOR THE LEASE AND USE OF FACILITY SITE

     Section 3.1. Rent. (a) The Ground Lessee shall pay to the Ground Lessor the rent stipulated in Sections 3.1(b) and (c) as consideration for the right to possession and use of the Facility Site and for the easements and other rights, privileges and licenses granted, conveyed and otherwise made available to the Ground Lessee hereunder for the Site Lease Term.

     (b)......No  rent shall be  allocated to the first three months of the Site
Lease Term. Thereafter, allocated rent shall be $243,000 per calendar year (or a ratable portion thereof in the case of a partial calendar year) for the first half of the remaining portion of the Site Lease Term through the Expiration Date under the Facility Lease and $297,000 per calendar year (or a ratable portion thereof in the case of a partial calendar year) for the second half of the remaining portion of the Site Lease Term through the Expiration Date under the Facility Lease. In the event of any renewal of the Facility Lease, the allocated rent shall be $270,000 per calendar year (or a ratable portion thereof in the case of a partial calendar year) for the portion of the Site Lease Term following the Expiration Date under the Facility Lease through the end of the Facility Lease Term. Subject to Section 3.4 hereof, the rent allocated to each full or partial calendar year hereunder shall be paid by the Ground Lessee to the Ground Lessor on December 31 of each year in the amount allocated to such year (or in the event of a termination of this Site Lease prior to December 31 of a year, the rent payable for such year shall be paid on the last day of the term hereof in the amount allocated to the portion of the year in which this Site Lease terminates through the date of such termination).

     (c)......After  the last day of the  Facility  Lease Term (the "Ground Rent
Adjustment Date"), the Ground Lessee agrees to pay to the Ground Lessor annual rent from and after the Ground Rent Adjustment Date equal to the then annual Fair Market Rental Value of the Facility Site for the remaining period of the Site Lease Term. Such Fair Market Rental Value (determined on the basis that the Facility Site was unimproved) shall be determined no earlier than 6 months prior to the Ground Rent Adjustment Date by agreement of the parties or, if they shall fail to agree, by the Appraisal Procedure, the costs of which shall be shared equally by the Ground Lessor and the Ground Lessee. Such annual rent shall be payable semi-annually in arrears on each January 15, and July 15 during the remainder of the Site Lease Term and shall be adjusted on the January 1 following the third anniversary of the Ground Rent Adjustment Date, and on January 1 of every third year thereafter, to reflect the then Fair Market Rental Value in the manner provided above. All rent for any partial semi-annual period during which the last day of the Site Lease Term occurs after the Ground Rent Adjustment Date shall be prorated on the basis of the actual number of days in such semi-annual period.

     Section 3.2. Taxes and Assessments. (a) From and after the expiration or early termination of the Facility Lease and until the earlier of the expiration or early termination of the Site Lease Term or surrender or transfer of the Ground Interest or any portion thereof to the Ground Lessor pursuant to Section
2.6 or Section 6, if the tax lot on which the Facility Site is located has not been apportioned in accordance with Section 3.5, the Ground Lessee agrees to pay to the Ground Lessor its pro rata share of all Taxes and assessments, general or special, taxed, charged, levied, assessed or imposed upon the Facility Site. Such pro rata share payable by the Ground Lessee shall be determined by allocating the taxable value between the Ground Lessee and the Ground Lessor for both the land and the improvements located on the tax lot of which the Facility Site forms a part. Any Tax and/or assessment payable on the land comprising the tax lot shall be allocated on a per square foot basis, so that the Ground Lessee shall pay an amount each tax period equal to the tax assessment per square foot multiplied by the total square footage of the Facility Site. Any Tax and/or assessment on the improvements shall be apportioned so that the Ground Lessee shall pay any and all Taxes and/or assessments attributable to the Facility. Such payment shall be due 10 days after notice by the Ground Lessor to Ground Lessee, but in no event shall such amounts be due prior to the date such Taxes and assessments are due and payable to a taxing or assessing Governmental Entity. Prior to the expiration or early termination of the Facility Lease, the Ground Lessor shall pay all Taxes and assessments, general or special, taxed, charged, levied, assessed or imposed upon the Facility Site, and so long as the Facility Site is not at such time apportioned as a separate tax lot, the remainder of the tax lot of which the Facility Site is a part (including any Tax or annual charge payable in respect of the Retained Site and the Additional Property), and the Ground Lessor shall indemnify the Ground Lessee with respect thereto for such period, as provided in and subject to the terms, conditions and limitations in, Section 9.2 of the Participation Agreement. After the expiration of the Facility Lease, Ground Lessor shall pay all Taxes and assessments, general or special, taxed, charged, levied, assessed or imposed upon the Retained Site and any other part of the tax lot other than the Facility Site.

     (b) .....Taxes and assessments  shall be prorated between the Ground Lessor and the Ground Lessee for (a) the year in which the Site Lease Term expires, as of the date of expiration of the Site Lease Term and (b) for the year in which the expiration, surrender or earlier termination of the Site Sublease Term occurs, as of the date of such expiration, surrender or termination of the Site Sublease Term.

     (c) .....From and after the expiration or termination of the Facility Lease and until the earlier of the expiration, surrender or termination of the Site Lease Term pursuant to and in accordance with this Site Lease, the Ground Lessee shall have the right to contest any Taxes and assessments required to be paid by the Ground Lessee under this Site Lease, provided the Ground Lessee shall in good faith and with due diligence contest the same or the validity thereof by appropriate legal proceedings which shall have the effect of preventing the collection of the Taxes and assessments from the sale or foreclosure of any Lien for such Taxes and assessments of the Facility Site during such contest. The Ground Lessee shall have the right, at its sole expense, to institute and prosecute, in the Ground Lessor's name, any suit or action to contest any Taxes and assessments required to be paid by the Ground Lessee or to recover the amount of any such Taxes and assessments but, in such event, the Ground Lessee hereby covenants and agrees to indemnify and save the Ground Lessor harmless from any and all costs and expenses, including reasonable attorneys fees, in connection with any such suit or action. Any funds recovered by the Ground Lessee attributable to the period from and after the termination of the Site Sublease Term until the earlier of the expiration, surrender or termination of the Site Lease Term as a result of any such suit or action shall belong to the Ground Lessee, unless the Ground Lessor shall have paid the Tax and assessment with respect to such period. Any part of such recovery relating to any period ending on or prior to the expiration or termination of the Site Sublease Term or any period beginning after the expiration, surrender or termination of the Site Lease Term shall be paid to the Ground Lessor, unless the Ground Lessee shall have paid the Tax and assessment with respect to such period. Notwithstanding the foregoing, the Ground Lessee shall be entitled to reimbursement of any out-of-pocket costs and expenses incurred in connection with any such suit or action to the extent of any funds recovered, and any amounts payable to the Ground Lessor pursuant to the immediately preceding two sentences shall be reduced by a portion of such out-of-pocket costs and expenses, to be determined by the Ground Lessor and the Ground Lessee, acting reasonably, taking into account the amount of the recovery paid to each party.

                  (d) .....If, at any time prior to the expiration of the Site
Lease Term, any part of the Retained Site that is part of the same tax lot as the Facility Site is sold or otherwise transferred or conveyed by Ground Lessor to someone other than an Affiliate of the Guarantor, the Ground Lessor will cause the Facility Site to be apportioned as a separate tax lot for New York City property tax purposes.


     Section 3.3. Suspension of Rent and Other Payments. In the event a Lease Event of Default under the Facility Lease shall have occurred and be continuing and any amounts remain unpaid to the Ground Lessee under the Facility Lease or any other Operative Document as a result of such Lease Event of Default, payments of any amounts owed to the Ground Lessor by the Ground Lessee under this Site Lease, including, without limitation, payments of rent and other amounts pursuant to Section 3.1 or 3.2 hereof, may, in the sole discretion of the Ground Lessee, be suspended until such time as all amounts due and owing by the Ground Lessor to the Ground Lessee under the Operative Documents shall have been paid in full.

     Section 3.4. Payment. The Ground Lessor and the Ground Lessee agree that, during the Site Sublease Term, each payment of rent by the Ground Lessee pursuant to Section 3.1 hereof and each payment of rent by the Ground Lessor, as sublessee, pursuant to Section 3.1 of the Site Sublease shall be offset, and no amounts shall be payable by the Ground Lessee or the Ground Lessor in respect thereof, one against the other.

     Section 3.5. Tax Lot Apportionment. Not later than twelve (12) months prior to the later of the Expiration Date or the expiration date of the last Renewal Lease Term elected by the Ground Lessor, or in connection with any return of the Facility pursuant to Section 5.1 of the Facility Lease upon the early termination of the Facility Lease, as promptly as possible prior to such return, the Ground Lessor shall commence and thereafter use commercially reasonable efforts to cause the Facility Site to be treated as a separate tax lot for property tax purposes in the City of New York; provided, however, that if the long-term unsecured indebtedness of KeySpan Corporation is rated less than Baa2 by Moody's or less than BBB by S&P on the date of expiration or termination of the Facility Lease and the Facility Site is not in fact treated as a separate tax lot at such time, the Ground Lessor shall provide to the Ground Lessee and the Owner Participant adequate financial assurance during the remaining term of this Site Lease (so long as the Facility Site is not in fact treated as a separate tax lot) with respect to the ability of the Ground Lessor, or any other Person responsible therefor, to satisfy the payment of property taxes for purposes of the City of New York for the entire applicable tax lot.

section 4. QUIET ENJOYMENT IN FAVOR OF GROUND LESSEE; RELEASE RIGHTS AND RESERVED RIGHTS

     Section 4.1. Ground Lessee's Right of Quiet Enjoyment. The Ground Lessor warrants that it owns good, record and marketable title to the Facility Site subject only to Permitted Liens and that it has full right and authority to convey, grant and assign the rights relating to the Ground Interest conveyed, granted and assigned to the Ground Lessee pursuant to the terms of this Site

Lease and agrees that, notwithstanding any provision of any other Operative Document, so long as the Site Lease Term has not been terminated pursuant to the express provisions of Section 2.8 hereof, neither the Ground Lessor nor any party acting by, through or under the Ground Lessor shall take or cause to be taken any action contrary to the Ground Lessee's rights hereunder, including the right to possession, use and quiet enjoyment of the Ground Interest, subject to the terms hereof.

     Section 4.2. Ground Lessor's Release Rights. Notwithstanding Section 4.1 hereof or any other provisions in this Site Lease to the contrary, the Ground Lessor shall have the right from time to time, without being deemed to breach the foregoing covenant of quiet enjoyment or any other provision of this Site Lease, in furtherance of the purposes permitted by Section 4.3 or otherwise, to
(i) grant, create or release one or more non-exclusive rights of way and easements in, upon, to, on, over, above, under through or in respect of, or the right, privilege and right to use, any portions of the Facility Site, the Retained Site and the Additional Property and (ii) lease or convey one or more leasehold interests or licenses in one or more portions of the Retained Site (including any facility located thereon at any time) and the Additional Property to one or more lessees of leasehold interests or licenses (collectively the "Ground Lessor's Release Rights"); provided, however, that no Significant Lease Default or Lease Event of Default shall have occurred and be continuing and the Ground Lessee shall have received an engineer's certificate (which engineer shall be reasonably satisfactory to the Ground Lessee, it being understood that an internal engineer at Ground Lessor or one of its Affiliates would be considered reasonable), stating that no property, interest, right of way, easement, leasehold interest, or license so granted, released, leased or conveyed (the "Released Property") shall result in the preclusion of reasonably necessary access to the Facility, materially diminish the residual value, utility or remaining useful life of the Facility or impair in any material respect the use of the Ground Interest or the use or operation of the Facility in substantially the same manner and to substantially the same extent as was permitted immediately prior to the exercise of the Ground Lessor's Release Rights. Any third party may conclusively, and without further act, inquiry or investigation, rely upon an Officer's Certificate of the Ground Lessor to the effect that any such grant, release or conveyance complies with this Section 4.2 without the necessity of any further inquiry, investigation or determination. In light of the nature of the Released Property to be granted, released, leased or conveyed, either (x) this Site Lease shall be subject to the interest created in connection with the Released Property and the Released Property shall be subject to this Site Lease or (y) the Released Property shall no longer be a part of the Ground Interest and shall automatically be deemed to be subject to or released from the effect of this Site Lease and any Lien on the Ground Interest or otherwise under this Site Lease, in either case, without the necessity of the execution, delivery or recording of any further instrument whatsoever. At the expense of the Ground Lessor, either party shall, at the request of the other, execute and deliver such documents and instruments as may be reasonably requested by the Ground Lessor to evidence the foregoing. The Ground Lessor may exercise its rights under this Section 4.2 with or without receiving compensation,  all of  which  if any,  shall be for the  benefit  of the  Ground
Lessor.

     Section 4.3. Reserved Rights. (a) Notwithstanding Section 4.1 or any other provisions in this Site Lease to the contrary, the Ground Lessor reserves a right, right of way, and easement on, over, under and across the Facility Site, and shall have the right from time to time, without being deemed to breach the foregoing covenant of quiet enjoyment or any other provision of this Site Lease, to do any of the following, and to grant any other Person the right to do, or to grant such Person the right to grant to any other Person the right to do, any of the following (any such Person, an "Additional Owner"):

          (i) operate, use, repair, alter, restore, renew, replace, remove, upgrade, expand, maintain and relocate any facility located at any time on the Retained Site and the Additional Property;

          (ii) construct, own and operate additional facilities (each, an "Additional Facility") on or adjacent to the Facility Site, provided that any Additional Facility on the Facility Site shall constitute a Several Modification under the Facility Lease;

          (iii) erect, construct, install, operate, use, repair, alter, restore, renew, replace, remove, upgrade, expand, maintain and relocate facilities and structures (other than the Facility) on, over, under or across the Facility Site, including, without limitation, other electric power lines, transmission lines, telephone, television and telecommunication lines, fire protection systems, safety sensor and monitoring systems and utility lines and systems and other items, as may be reasonably necessary or desirable for the operation or use of any facility located at any time on the Retained Site or the Additional Property, including but not limited to transmission lines and related pipes, conduits, poles, wires, cables and interconnection facilities to transport electricity from and to any facility located at any time on the Retained Site;

          (iv) use and consume the natural resources of or relating to the Facility Site as may be reasonably necessary in connection with the operation of any facility located at any time on the Retained Site;

provided,  that,  prior to the exercise of any of the rights reserved in clauses
(i) through (iv) above, the Ground Lessee shall have received an Officer's Certificate together with an engineer's certificate (which engineer shall be reasonably satisfactory to the Ground Lessee, it being understood that an internal engineer at Ground Lessor or one of its Affiliates would be considered reasonable), stating that the exercise of the rights reserved in clauses (i) through (iv) above, individually or in the aggregate, shall not result in the preclusion of reasonably necessary access to the Facility, materially diminish the residual value, utility or remaining useful life of the Facility, or impair in any material respect the use of the Ground Interest or the use or operation of the Facility in substantially the same manner and to substantially the same extent as was permitted prior to the Closing Date. At the expense of the Ground Lessor, either party shall, at the request of the other, execute and deliver such documents and instruments as may be reasonably requested to evidence its rights hereunder. The Ground Lessor may exercise its rights under this Section
4.3 with or without receiving compensation, all of which if any, shall be for the benefit of the Ground Lessor.

     (b) Notwithstanding the foregoing, the Ground Lessor's and any Additional Owner's right to use the Additional Property shall be limited to any excess capacity in the Additional Property over the utilization rights granted to the Ground Lessee pursuant to Section 2.1 hereof. If at any time the Ground Lessor or any Additional Owner requires more than such excess capacity of the Additional Property, then the Ground Lessor or such Additional Owner shall upgrade the Additional Property, as the case may be, at its sole cost and expense. If at any time following the expiration or termination of the Facility Lease and return of the Facility to the Ground Lessee (or upon reasonable request and notice from the Ground Lessor, prior to the termination or expiration of the Site Sublease or return of the Facility to the Ground Lessee), the Additional Property is being, or will be, used by the Ground Lessor, or any Additional Owner and the Ground Lessee, subject to the provisions of Section 5 of the Facility Lease and Section 5.6 of the Participation Agreement, the parties agree to cooperate with each other and to enter into mutually agreeable arrangements, each acting reasonably and in good faith, with respect to joint operation, maintenance and use of, and allocations of costs and expenses with respect to, the Additional Property, as the case may be; provided, that all costs and expenses (other than costs and expenses relating to expansion of the Additional Property to increase the capacity thereof, which shall be allocated as described above) shall be shared by the parties based upon their respective use of the capacity of the Additional Property, as the case may be.

     Section 4.4. Rights of Third Parties. Subject to Section 12 hereof, the Ground Lessee agrees that during the Site Lease Term, the Ground Lessee will not
(i) grant any security interest, leasehold mortgage or deed to secure debt, or any other Lien on the Facility Site, (ii) sublease or assign this Site Lease, except pursuant to the Site Sublease, or (iii) otherwise encumber, cause to be encumbered or convey all or part of the Ground Lessee's interest hereunder unless such grant, sublease, assignment, encumbrance or conveyance expressly provides that the Ground Lessee's interest under this Site Lease is subject to the Ground Lessor's Release Rights set forth in Section 4.2 and the rights of the Ground Lessor in Section 4.3, that any such grant, sublease, assignment, encumbrance or conveyance shall automatically be subject to such rights without the necessity of the execution, delivery or recording of any further instrument whatsoever, and that the other party to such grant, sublease, assignment, encumbrance or conveyance shall, at the request and expense of the Ground Lessor, execute and deliver such documents and instruments as may be reasonably requested by the Ground Lessor to evidence its rights hereunder.

     Section 4.5. Compliance Certificates. The Ground Lessee shall provide within fifteen (15) days of request by the Ground Lessor, an Officer's Certificate of the Ground Lessee to the effect that the Released Property that has been or is proposed to be granted, released, leased or conveyed pursuant to the provisions of Section 4.2 hereof, or rights that have been or are proposed to be exercised pursuant to the provisions of Section 4.3 hereof, either (x) complies with the requirements of Section 4.2 or 4.3 hereof, as applicable, or
(y) does not comply with Section 4.2 or 4.3 hereof and stating in reasonable detail the basis of any such non-compliance. In connection with the furnishing of any such certificate, the Ground Lessee shall be entitled to rely upon, without further investigation, an Officer's Certificate to the Ground Lessee (which certification as to clause (iii) below shall be confirmed by an engineer's certificate, which engineer shall be reasonably satisfactory to the Ground Lessee, it being understood that an internal engineer at Ground Lessor or one of its Affiliates would be considered reasonable) that such action or actions shall not (i) result in the preclusion of reasonably necessary access to the Facility, (ii) materially diminish the residual value, utility or remaining useful life of the Facility or (iii) impair in any material respect the use of the Ground Interest or the use or operation of the Facility.

     Section 4.6. SREA. The Ground Lessor and the Ground Lessee acknowledge that notwithstanding the assignment of the Easements under the SREA to the Ground Lessee, the Ground Lessor shall remain responsible for all obligations under the SREA and the Ground Lessee is not assuming any such obligations. The Ground Lessor shall retain the right to enter into or consent to any amendment, modification or supplement to the SREA; provided, that the Ground Lessor may not, without the prior written consent of the Ground Lessee, enter into or consent to any such amendment, modification or supplement that could reasonably be expected to have an adverse effect on the rights of the Ground Lessee or, so long as the Lien of the Indenture shall not have been terminated or discharged, the Indenture Trustee, unless such modification or supplement is required by Applicable Law or is necessary to operate or maintain the Facility in compliance with Applicable Law. The Ground Lessor shall provide the Ground Lessee with a copy of any proposed amendments to the SREA at least 30 days prior to the proposed effective date of such amendment. The Ground Lessor covenants and agrees that it shall use commercially reasonable efforts to complete, within 6 months of the Closing Date, at the Ground Lessor's sole cost and expense, all of its obligations under the SREA, including, without limitation, the provisions of
Section 6.1 of the SREA, and the Ground Lessor and the Ground Lessee shall, if necessary, amend the Site Lease and the Site Sublease to reflect any changes to the Easements.


section 5.        USE OF GROUND INTEREST

     Section 5.1. Use. The Ground Lessee's rights hereunder to use the Ground Interest during the Site Lease Term shall be limited to the right of the Ground Lessee to use (a) the Facility Site in connection with the use, operation, maintenance, repair, upgrade, improvement, alteration, removal, restoration and modification of the Facility in accordance with the terms of the Operative Documents, which shall include the right to construct, install, operate, use, repair and relocate facilities, equipment and/or structures on or under the Facility Site, including buildings, roads, paths, walkways, sanitary sewers, storm drains, water, gas and/or oil mains, waste disposal systems, electric power lines, transmission lines, telephone, television and telecommunication lines, fire protection systems, safety sensor and monitoring systems and utility lines and systems, all as are reasonably necessary or advisable for the commercial operation of the Facility; (b) the Easements and Additional Easements in connection with the use and operation of the Facility; and (c) the Additional Property for the use and operation of the Facility; provided, that the Ground Lessee may not relocate or expand any easement or any facility relating thereto.

     Section 5.2. Compliance with Environmental Laws. The Ground Lessee will comply with all Environmental Laws of any Governmental Entity having jurisdiction as the same pertain to the Facility Site, unless such noncompliance could not reasonably be expected to result in a Material Adverse Effect; provided however that the Ground Lessee may, in good faith and by appropriate proceedings, diligently contest the validity or applicability of any Environmental Law in any reasonable manner that (A) does not involve any risk of foreclosure, sale or forfeiture or loss of the Facility or the Facility Site (in each case unless such risk is not material) or the impairment of the use, operation or maintenance of the Facility in any material respect, and (B) could not result in any criminal liability being incurred by, or could not reasonably be expected to have any material adverse effect on the interests of, the Owner Participant or the Ground Lessee; provided, however, that at all times during the term of the Site Sublease, so long as the Ground Lessee has not dispossessed the Ground Lessor of the Facility Site, the Ground Lessor, pursuant to the Site Sublease, shall be obligated to perform, and the Ground Lessee shall be deemed to have performed, the obligations under this Section 5 (whether or not it shall have performed its obligations under the Site Sublease, the Facility Lease or the other Operative Documents). Notwithstanding the foregoing, the Ground Lessee shall not be responsible for compliance with any requirements of Environmental Laws to the extent such requirements are attributable to any action, omission, event, circumstance or condition occurring or existing prior to (i) such return of the Ground Interest to the Ground Lessee upon the termination or expiration of the Site Sublease or (ii) such dispossession of the Ground Lessor from the Facility Site by the Ground Lessee.

     Section 5.3. Maintenance; Replacement; Modifications. During the Site Lease Term, the Ground Lessor agrees, with respect to the Additional Property, to maintain, repair, replace and modify such equipment and facilities in accordance with the maintenance, replacement and modification requirements prescribed in Sections 7.1, 7.2, 8.1 and 8.2 of the Facility Lease with respect to the Facility (without regard to whether the Facility Lease is then in effect). The Ground Lessor reserves the right to remove any such equipment or facilities that become surplus or obsolete in accordance with the standards prescribed in
Section 7.2 of the Facility Lease applied as if such provision pertained to the facilities located on the Retained Site. During the period from and after the end of the Site Sublease Term, the Ground Lessee shall reimburse the Ground Lessor for an equitable portion of the costs and expenses incurred by the Ground Lessor to perform its maintenance, repair and related obligations with respect to such equipment and facilities, based upon the relative manner and extent of utilization for the use and operation of the Facility and for the use and operation of other facilities.

section 6.        TRANSFER OF GROUND INTEREST

     The Ground Lessee expressly agrees that the Ground Lessee shall not transfer the Ground Interest except as part of the Ground Lessee's transfer of the Owner Lessor's Interest pursuant to the Operative Documents. The Ground Lessor acknowledges that (x) the Ground Lessee shall have the right to transfer and convey the Ground Interest as part of a transfer under and in accordance with Section 10.2(a), 13.3, 14.4, or 17.1 of the Facility Lease in connection with the Ground Lessee's transfer thereunder of the Owner Lessor's Interest and the Ground Lessor and the Ground Lessee agree to comply with the provisions of the applicable sections of the Facility Lease in connection with such transfer to the extent required thereunder, (y) the Ground Lessee's interest hereunder may be transferred together with the Owner Lessor's Interest to the Indenture Trustee or an Affiliate of the Indenture Trustee or any other Person who is the purchaser thereof in foreclosure of the Lien of the Indenture or by deed in lieu of any such foreclosure or after any such foreclosure or deed in lieu of foreclosure, and (z) at all times, subject to Section 13.2 of the Participation Agreement following the expiration or termination, for any reason whatsoever, of the Facility Lease, the Ground Lessee may transfer or assign its rights and obligations under this Site Lease, or permit the sublease, sub-sublease or occupancy of the Ground Interest to or by any third person, or mortgage its interest in the Ground Interest so long as the transferee, sublessee or mortgagee is simultaneously acquiring a similar interest in the Facility and, if the Lien of the Indenture has not been terminated or discharged, the Indenture Trustee has given its prior written consent; provided, however, that, in connection with any mortgage by the Ground Lessee of its interest in the Ground

Interest, the Ground Lessor shall not unreasonably withhold its consent to any modification of this Site Lease as is requested by any lender to preserve or protect the lien granted to such lender in connection with its mortgage so long as such modification would not subject the Ground Lessor to any unreimbursed cost or expense and would not otherwise be disadvantageous to the Ground Lessor, and provided, further, that the Ground Lessee agrees to pay all reasonable costs and expenses incurred by the Ground Lessor in connection with any such requested modification. With respect to an assignment only, the Ground Lessee shall be relieved of its obligations under this Site Lease from and after the date of such transfer or assignment so long as the transfer or assignment is made in accordance with clause (z) above and the transferee or assignee assumes and agrees to perform all obligations and liabilities of the Ground Lessee under this Site Lease pursuant to such agreements, and on such terms, as shall be reasonably satisfactory to the Ground Lessor and if the Lien of the Indenture has not been terminated or discharged, with the consent of the Indenture Trustee.

     The Ground Lessee acknowledges and agrees that at all times after the expiration or termination, for any reason whatsoever, of the Facility Lease, the Ground Lessor may convey the Facility Site and transfer or assign its rights and obligations under this Site Lease to any third person with the prior written consent of the Ground Lessee and, if the Lien of the Indenture has not been terminated or discharged, the Indenture Trustee (such consent, in the case of the Ground Lessee, not to be unreasonably withheld). With respect to any such assignment, the Ground Lessor shall be relieved of its obligations under this Site Lease from and after the date of such conveyance and transfer or assignment so long as the transferee or assignee assumes and agrees to perform all obligations and liabilities of the Ground Lessor under this Site Lease pursuant to such agreements, and on such terms, as shall be reasonably satisfactory to the Ground Lessee and if the Lien of the Indenture has not been terminated or discharged, with the consent of the Indenture Trustee.

section 7.        LIENS

     Section 7.1. Liens by Ground Lessee. The Ground Lessee agrees that it will not, directly or indirectly, create, incur, assume or suffer to exist any Owner Trustee's Liens attributable to it on or with respect to the Ground Interest, and the Ground Lessee shall promptly notify the Ground Lessor of the imposition of any such Lien of which the Ground Lessee is aware and shall promptly, at its own expense, take such action as may be necessary to fully discharge or release any such Lien or contest any such Lien in good faith and with due diligence by appropriate legal proceedings and provided that the Ground Lessee shall provide the Ground Lessor with reasonable security as may be required by the Ground Lessor in connection with any such contest.

     Section 7.2. Liens by the Ground Lessor. The Ground Lessor hereby covenants that it will not, directly or indirectly, create, incur, assume or suffer to exist any Liens or other encumbrances on or with respect to the Ground Interest, other than Permitted Liens. The Ground Lessor shall promptly notify the Ground Lessee of the imposition of any such Lien or other encumbrances described in the immediately preceding sentence of which the Ground Lessor is aware and shall promptly, at its own expense, take such action as may be necessary to fully discharge or release any such Lien or contest any such Lien in good faith and with due diligence by appropriate legal proceedings and provided that the Ground

Lessor shall provide the Ground Lessee with reasonable security as may be required by the Ground Lessee in connection with any such contest. It being understood that until the earlier of the expiration or termination of the Facility Lease, the Ground Lessor shall be deemed to have complied with this
Section 7.2, so long as it is in compliance with its obligations, as Lessee, under Section 6 of the Facility Lease.

section 8.        EVENTS OF LOSS, CONDEMNATION, DAMAGE OR DESTRUCTION

     (a) If at any time during the Facility Lease Term a Requisition or other Event of Loss occurs or other casualty occurs, the terms and provisions of the Facility Lease shall govern and control the rights and obligations of the parties hereto.

     (b) If at any time after the expiration or termination, for any reason whatsoever, of the Facility Lease and until the earlier of the expiration, surrender or termination of the Site Lease Term, the Ground Interest or any portion thereof is the subject of a Requisition, the proceeds of such Requisition shall be divided between the Ground Lessor and the Ground Lessee in the proportions specified in the condemnation award or agreement of transfer or, if not so specified, in proportion to the fair market value of the Ground Lessor's and the Ground Lessee's respective interests in the Ground Interest; provided that so long as the Lien of the Indenture shall not have been terminated or discharged, all amounts payable to the Ground Lessee pursuant to this clause (b) shall be payable to the Indenture Trustee for application pursuant to the Indenture.

     (c) If, at any time after the expiration or termination, for any reason whatsoever, of the Facility Lease and until the earlier of the expiration, surrender or termination of the Site Lease Term, the Facility or any part thereof is damaged or destroyed by any fire or other casualty, the Ground Lessee shall not, except to the extent expressly required under any other Operative Document or under Applicable Laws, be obligated to repair or replace the Facility, notwithstanding the availability of insurance proceeds for repair. All proceeds received by the Ground Lessee from insurance with respect to any casualty or property damage occurring on or after the expiration or termination of the Facility Lease, but during which period this Site Lease remains in effect, shall be applied as the Ground Lessee may elect.

     (d) To the extent that a Requisition occurs with respect to the Facility after the expiration or termination of the Facility Lease and until the earlier of the expiration, surrender or termination of the Site Lease Term, the proceeds of such Requisition shall be paid solely to the Ground Lessee.

     (e) To the extent that a Requisition occurs with respect to both the Facility and the Ground Interest after the expiration or termination of the Facility Lease and until the earlier of the expiration, surrender or termination of the Site Lease Term, and the condemnation award or agreement of transfer fails to specify how the proceeds of such Requisition shall be divided between the Ground Lessor and the Ground Lessee, the proceeds of such Requisition shall be divided between the Ground Lessor and the Ground Lessee equitably in accordance with the principles set forth in paragraphs (b) and (d) above.

section 9.        SEVERANCE

     The Facility, Components, Replacement Components, all equipment at any time acquired by the Ground Lessee and located on the Facility Site and each part thereof have been severed by agreement and intention of the parties hereto from the Facility Site and from title thereto and (i) shall be considered as personal property of the Ground Lessee, (ii) even though attached or affixed to or installed upon the Facility Site, as the case may be, shall not be considered to be fixtures or a part of the Facility Site and (iii) shall not be or become subject to the Lien of any mortgage encumbering the Facility Site (other than the Indenture, if then in effect). The Ground Lessor waives any rights it may have under the laws of the State of New York arising under this Site Lease or otherwise (except as expressly provided in the Operative Documents) to any Lien upon, or any right to distress or attachment upon, or any other interest in, any item constituting part of the Facility, Components, Replacement Components or any equipment and other property at any time acquired by the Ground Lessee and located on the Facility Site. The Ground Lessor acknowledges that the Ground Lessee is the legal, equitable and beneficial owner of the Facility, Components, Replacement Components and all such other equipment and property relating solely to the Facility at any time acquired by the Ground Lessee and located on the Facility Site and covenants and agrees that, subject to any limitations in and to the terms and conditions of this Site Lease and the other Operative Documents, following the expiration or earlier termination of the Facility Lease and during the Site Lease Term upon (without limitation of the provisions of Section 2.7 hereof) the expiration or earlier termination of this Site Lease, the Ground Lessee shall have the right to remove, from time to time, the Facility, Components, Replacement Components or any part thereof or any such other equipment and property relating solely to the Facility at any time acquired by the Ground Lessee, from the Facility Site. The Ground Lessee waives any rights it may have under the laws of the State of New York or otherwise to any Lien upon, or right of attachment (other than a leasehold interest in or right to use, as the case may be) with respect to, the Facility Site, any facility located at any time on the Retained Site, the Additional Property, or any part thereof.

section 10.       NONMERGER

     The reversionary interest of the Ground Lessor in the Ground Interest shall not merge into any interest in the Ground Interest conveyed by this Site Lease even if such reversionary interest and such interest leased are at any time vested in or held directly or indirectly by the same Person, but this Site Lease shall nonetheless remain in full force and effect in accordance with its terms notwithstanding such vesting or holding unless and until the Person holding such interests shall execute an instrument effecting such merger and shall duly record such instrument. No such instrument of merger shall be executed and recorded unless and until the Lien of the Indenture on the Indenture Estate has been terminated or discharged in accordance with the terms thereof.

section 11.       INDEMNIFICATION

     The Ground Lessee shall indemnify, protect, save and hold harmless the Ground Lessor, from and against, any and all Claims imposed on, incurred by or asserted against the Ground Lessor, to the extent (but only to the extent) relating to or arising out of any of the following (other than claims for which the Ground Lessor is responsible under Section 5.3 of the Facility Lease or

Section 9.1 of the Participation Agreement) which are attributable to any action, omission, event, circumstance or condition occurring or existing after the return of the Facility Site and Easements to the Ground Sublessor pursuant to Section 2.4 of the Site Sublease and prior to the return of the Ground Interest to the Ground Lessor in accordance with Section 2.4 or Section 2.6 hereof: (i) the ownership, possession, operation, maintenance, modification, repair, rebuilding, alteration, restoration, refurbishing, or other use or non-use of the Facility, or (ii) the presence, use, storage, transportation, treatment or manufacture of any Hazardous Material in, at, under or from the Facility or the Facility Site but not, for avoidance of doubt, in each case to the extent such claims are attributable to (a) any action, omission, event, circumstance or condition occurring or existing prior to such return of the Facility Site and Easements to the Ground Sublessor upon the termination or expiration of the Site Sublease or (b) any action or omission by the Ground Lessor. The obligations of the Ground Lessee under this Section 11 shall survive the termination of this Site Lease.

section 12. SECURITY FOR GROUND LESSEE'S OBLIGATION UNDER NOTES

     In order to secure the Notes, the Ground Lessee will, by the Indenture, assign and grant a Lien to the Indenture Trustee in and to, inter alia, all of the Ground Lessee's right, title and interest in, to and under this Site Lease, the Site Sublease and the Ground Interest (other than Excepted Payments and Excepted Rights). The Ground Lessor hereby consents to such assignment and creation of such Lien and acknowledges receipt of copies of the Indenture, it being understood that such consent shall not affect any requirement or the absence of any requirement for any consent under any other circumstances. Unless and until the Ground Lessor shall have received written notice from the Indenture Trustee that the Lien of the Indenture has been terminated or discharged, the Indenture Trustee under the Indenture shall have the rights of the Ground Lessee under this Site Lease to the extent set forth in and subject in each case to the exceptions set forth in the Indenture.

section 13.       MISCELLANEOUS

     Section 13.1. Amendments and Waivers. No term, covenant, agreement or condition of this Site Lease may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party hereto.

     Section 13.2. Notices. Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including by overnight mail or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or (c) in the case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clauses (a) or (b) above, in each case addressed to such party hereto and copy party at its address set forth below or at such other address as such party or copy party may from time to time designate by written notice to the other parties:

         If to the Ground Lessor:

                  KeySpan-Ravenswood, LLC
                  c/o KeySpan Corporation
                  One MetroTech Center
                  Brooklyn, New York 11201
                  Telephone: (718) 403-1000
                  Telecopy: (718) 696-7139

         If to the Ground Lessee:

                  SE Ravenswood Trust
                  c/o Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, DE 19890-0001
                  Telephone No.:       (302) 651-1000
                  Facsimile No.:       (302) 651-8882
                  Attention: Corporate Trust Administration with a copy to the Owner Participant:

                  SE Ravenswood Lease, L.L.C.
                  c/o Southern Energy Finance Company, Inc.
                  270 Peachtree Street, N.W.
                  Atlanta, GA  30303
                  Telephone No.: (404) 506-5000
                  Facsimile No.:  (404) 506-0708
                  Attention:  Director of Capital Markets and Leasing

                  with a copy to:

                  c/o Southern Energy Finance Company, Inc.
                  270 Peachtree Street, N.W.
                  Atlanta, GA  30303
                  Telephone No.: (404) 506-5000
                  Facsimile No.:  (404) 506-0708
                  Attention:  Financial Manager
          and to the Indenture Trustee (for so long as the Lien of the Indenture has not been terminated or discharged):

                  Wells Fargo Bank Northwest, N.A.
                  213 Court Street, Suite 703
                  Middletown CT 06457
                  Telephone No. (860) 704-6216
                  Facsimile No. (860) 704-6219
                  Attention: Corporate Trust Services

          and to the Pass Through Trustee (for so long as the Lien of the Indenture has not been terminated or discharged):

                  Wells Fargo Bank Northwest, N.A.
                  213 Court Street, Suite 703
                  Middletown CT 06457
                  Telephone No. (860) 704-6216
                  Facsimile No. (860) 704-6219
                  Attention: Corporate Trust Services

     Section  13.3.  Survival.   Except  as  expressly  set  forth  herein,  the
warranties and covenants made by each party hereto shall not survive the expiration or termination of this Site Lease in accordance with its terms.

     Section 13.4. Successors and Assigns. This Site Lease shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and permitted assigns as permitted by and in accordance with the terms hereof.

     Section 13.5. Governing Law. This Site Lease has been delivered in the State of New York and shall be in all respects governed by and construed in accordance with the laws of the State of New York, including all matters of construction, validity and performance.

     Section 13.6. Severability. Any provision of this Site Lease that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 13.7. Counterparts. This Site Lease may be executed in separate counterparts, each of which, when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 13.8. Headings and Table of Contents. The headings of the sections of this Site Lease and the Table of Contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

     Section 13.9. Further Assurances. Each party hereto will promptly and duly execute and deliver such further documents to make such further assurances for and take such further action reasonably requested by the other party, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Site Lease.

     Section 13.10. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Site Lease is executed and delivered by the Trust Company not individually or personally but solely as Owner Trustee under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it pursuant thereto, (b) each of the representations, undertakings and agreements herein made on the part of the Owner Lessor is made and intended not as personal representations, undertakings and agreements by the Trust Company, but is made and intended for the purpose for binding only the Owner Lessor, (c) nothing herein contained shall be construed as creating any liability on the Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto or by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall the Trust Company be personally liable for the payment of any indebtedness or expenses of the Owner Lessor or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Owner Lessor under this Site Lease.

     Section 13.11. Measuring Life. If and to the extent that any of the rights and privileges granted under this Site Lease, would, in the absence of the limitation imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule or law relating to the vesting of interests in property or the suspension of the power of alienation of property, then it is agreed that notwithstanding any other provision of this Site Lease, such options, rights and privileges, subject to the respective conditions hereof governing the exercise of such options, rights and privileges, will be exercisable only during (a) the longer of (i) a period which will end twenty-one (21) years after the death of the last survivor of the descendants living on the date of the execution of this Site Lease of the following Presidents of the United States: Franklin D. Roosevelt, Harry S. Truman, Dwight D. Eisenhower, John F. Kennedy, Lyndon B. Johnson, Richard M. Nixon, Gerald R. Ford, James E. Carter, Ronald W. Reagan, George H.W. Bush, William J. Clinton and George W. Bush or (ii) the period provided under the Uniform Statutory Rule Against Perpetuities or (b) the specific applicable period of time expressed in this Site Lease, whichever of (a) and (b) is shorter.

     IN WITNESS WHEREOF, the parties hereto have caused this Site Lease to be duly executed and delivered under seal by their respective officers thereunto duly authorized.


                     KEYSPAN-RAVENSWOOD, LLC,
                     as Ground Lessor


                        By:
                                  ----------------------------------------------
                                  Name:
                                  Title:


                     SE RAVENSWOOD TRUST,
                     as Ground Lessee


                         By: Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee


                              By:
                                       -----------------------------------------
                                       Name:
                                       Title:

STATE OF NEW YORK                           )
                                            )  ss:
COUNTY OF NEW YORK                          )

                  On this ___ day of May 2004, before me, the undersigned, personally appeared _________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.

                                                     ----------------------
                                     Notary


STATE OF NEW YORK                           )
                                            )  ss:
COUNTY OF NEW YORK                          )

                  On this ___ day of May 2004, before me, the undersigned, personally appeared _________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.

                                                     ----------------------
                                     Notary

                                    EXHIBIT A
                                       to
                              Site Lease Agreement
                              --------------------



                          DESCRIPTION OF FACILITY SITE
                          ----------------------------



All that certain piece or parcel of land, situate, lying, and being at Ravenswood Cogeneration Facility in Long Island City, the Borough and County of Queens, City and State of New York, bounded and described as follows:

Beginning at the point of a newly constructed building within Parcel "A" having coordinates of N277358.47 and E607681.66 in the New York State Plane Coordinate System of 1927, which beginning point is distant the following three courses from an angle point on the westerly side of Vernon Boulevard (75 feet wide), which angle point is located at the intersection of 38th Avenue (75 feet wide), as said Boulevard and Avenue are shown on map #4297, titled "the Elimination of 37th Avenue and 38th Avenue between Vernon Boulevard and the East River, along with the layout of Sewer Easements", dated November 28, 1962 and adopted by the Board of Estimate of the City of New York on July 25th, 1963 (Map #4297) which map was filed at Topographical Bureau, Borough of Queens, City of New York on August 9, 1963 thence;

A. North 25o02'04" East a distance of 476.77 feet in the right of way of Vernon Boulevard to a point, thence;

B. North 64o57'56" West a distance of 214.15 feet at right angle from the previous course to a point being the original point of beginning of the Con Edison Lease area, thence;

C. South 23o48'54" West a distance of 9.07 feet to the point of beginning of the Facility Site, running thence;


1. South 59o11'27" East a distance of 43.51 feet along the perimeter of the said Facility Site area to a point, thence;

2. North 32o20'17" East a distance of 4.31 feet along the same to a point, thence;

3. South 59o20'48" East a distance of 22.03 feet along the same to a point, thence;

4. North 30o48'33" East a distance of 0.55 feet along the same to a point, thence;

5. South 59o11'27" East a distance of 30.24 feet along the same to a point, thence;

6. South 30o48'33" West a distance of 30.23 feet along the same to a point, thence;

7. South 59o11'27" East a distance of 30.52 feet along the same to a point, thence;

8. South 30o48'33" West a distance of 13.79 feet along the same to a point, thence;

9. South 59o11'27" East a distance of 9.74 feet along the same to a point, thence;

10. South 30o48'33" West a distance of 107.85 feet along the same to a point, thence;

                                     EXH. A

11. North 59o11'27" West a distance of 20.80 feet along the same to a point, thence;

12. South 30o48'33" West a distance of 85.62 feet along the same to a point, thence;

13. South 59o11'27" East a distance of 28.29 feet along the same to a point, thence;

14. South 30o48'33" West a distance of 82.39 feet along the same to a point, thence;

15. North 59o11'27" West a distance of 57.01 feet along the same to a point, thence;

16. North 30o48'33" East a distance of 13.49 feet along the same to a point, thence;

17. North 59o11'27" West a distance of 51.01 feet along the same to a point, thence;

18. North 30o48'33" East a distance of 16.72 feet along the same to a point, thence;

19. North 59o11'27" West a distance of 41.34 feet along the same to a point, thence;

20. North 30o48'33" East a distance of 18.65 feet along the same to a point, thence;

21. North 59o11'27" West a distance of 123.57 feet along the same to a point, thence;

22.  North 30o48'33" East a distance of 163.89 feet to a point, thence;

23.  South 64o14'53" East a distance of 6.58 feet to a point, thence;

24. South 60o36'23" East a distance of 10.27 feet along facility site area to a point, thence;

25. South 59o11'27" East a distance of 117.09 feet along said facility site area to a point, thence;

26. North 30o48'33" East a distance of 76.07 feet along the same to a point, thence;

27. North 59o11'27" West a distance of 4.63 feet along the same to a point, thence;

28. North 30o48'33" East a distance of 25.31 feet along the same to the Point and Place of Beginning.

Containing: 1.380 Acres (60,095 Square Feet), more or less.

Being known as the Facility Site, on map entitled "Facility Site Within Parcel "A", Long Island City, Queens, New York", prepared by GEOD Corporation, dated April 22, 2004, as last revised May 24, 2004.


                                     EXH. A

                                   EXHIBIT B-1
                                       to
                              Site Lease Agreement
                              --------------------



                            DESCRIPTION OF EASEMENTS
                            ------------------------



     A. The easements originally granted to the Ground Lessor pursuant to that certain Supplemental (Ravenswood) Easement Agreement ("SREA"), dated as of February 4, 2003, by and among Consolidated Edison Company of New York, Inc., Steam House Leasing, LLC and the Ground Lessor (the "SREA Easements"), which agreement shall be recorded in the Queens County Register's Office immediately prior to the Memorandum of Site Lease, as follows:

     1.  Installation,  erection,  construction,  reconstruction,   maintenance,
repair, rebuilding, modification, renovation, inspection, testing and operation of a concrete "stack" and the concrete foundation on which it is constructed.

     2.  Installation,  erection,  construction,  reconstruction,   maintenance,
repair, rebuilding, modification, renovation, inspection, testing and operation of a building to house the Continuous Emission Monitoring System "CEMS".

     3. Installation, erection, construction, reconstruction, maintenance, repair, rebuilding, modification, renovation, inspection, testing and operation of an "Aqueous Ammonia Tank in Dike," as well as an area appurtenant thereto for the installation, erection, construction, reconstruction, maintenance, repair, rebuilding, modification, renovation, inspection, testing and operation of an oil water separator.

     4. Installation, erection, construction, reconstruction, maintenance, repair, rebuilding, modification, renovation, inspection, testing and operation of (A) a building to house a gas compressor and (B) lubricating oil containment and storage tanks and systems, a hot gas scrubber, coalescing filter, recycling cooler, fuel gas heater, related piping and electrical conduits.

     5. Installation, erection, construction, reconstruction, maintenance, repair, rebuilding, modification, renovation, inspection, testing and operation of (A) an underground kerosene fuel line and (B) electric lines located in an underground trench.

                                    EXH. B-1

     6.  Installation,  erection,  construction,  reconstruction,   maintenance,
repair, rebuilding, modification, renovation, inspection, testing and operation of a 12 foot wide underground common utility trench.

     7.  Installation,  erection,  construction,  reconstruction,   maintenance,
repair, rebuilding, modification, renovation, inspection, testing and operation of an above grade export steam line.

     8.  Installation,  erection,  construction,  reconstruction,   maintenance,
repair, rebuilding, modification, renovation, inspection, testing and operation of a "138 KV underground cable line".

     9.  Installation,  erection,  construction,  reconstruction,   maintenance,
repair, rebuilding, modification, renovation, inspection, testing and operation of a "Sanitary Sewer Line".


     10. Installation, erection, construction, reconstruction, maintenance, repair, rebuilding, modification, renovation, inspection, testing and operation of a "12" Fire Protection Loop".

     11. Installation, erection, construction, reconstruction, maintenance, repair, rebuilding, modification, renovation, inspection, testing and operation of a "31G04 Feeder Breaker G4E," and appurtenant equipment (including, but not limited to, appurtenant generator breakers, motor operated disconnect switches, ground switches, voltage regulators, transformers, manually operated disconnect switches, circuit breakers).

     12. Installation, erection, construction, reconstruction, maintenance, repair, rebuilding, modification, renovation, inspection, testing and operation of a "Natural Gas Feeder Line".


     B. The  easements  originally  granted to the Ground Lessor as described in
Schedule 2.02(a)(5), Schedule 2.02(a)(8) and Schedule 2.03(3) of that certain Amended and Restated Ravenswood Declaration of Easements Agreement ("DOE"), dated June 18, 1999, by and among Consolidated Edison Company of New York, Inc., Steam House Leasing, LLC and the Ground Lessor (the "DOE Easements," and collectively with the SREA Easements, the "Easements"), recorded in the Queens County Register's Office on June 30, 1999 in Reel 5294, Page 2470, as follows:

                                    EXH. B-1

     1. An Easement over a portion of Rainey Substation for the maintenance, repair, operation, inspection and replacement of electrical feeders B1A, B1B, B2A, C1A, C1B, and C2A.

     2. An Easement over a portion of Vernon Substation for the maintenance, repair, operation and inspection of the Discharge Tunnel.


     3. An Easement for the operation, inspection, testing, repair, replacement and maintenance of all steam piping downstream of the 2 6" revenue meters.

The Easements are depicted on the attached Survey prepared by GEOD Corporation, dated April 22, 2004, as last revised May 24, 2004 (provided, however, that any conflict between the description on the Survey and the actual location of the Easement shall be resolved in favor of the actual location of the Easement).










                                    EXH. B-1

                                   EXHIBIT B-2
                                       to
                              Site Lease Agreement
                              --------------------



                       DESCRIPTION OF ADDITIONAL EASEMENTS
                       -----------------------------------



     I. A non-exclusive easement for installation, erection, construction, reconstruction, maintenance, repair, rebuilding, modification, renovation, inspection, testing and operation of a GIS Substation and related buildings as shown on the Survey.

     II. A non-exclusive easement for installation, erection, construction, reconstruction, maintenance, repair, rebuilding, modification, renovation, inspection, testing and operation of a 6 foot deep underground common utility trench as shown on the Survey.

     III. A non-exclusive  easement for  installation,  erection,  construction,
reconstruction,   maintenance,  repair,  rebuilding,  modification,  renovation, inspection, testing and operation of a 4" kerosene line as shown on the Survey.

     IV. A non-exclusive easement for installation, erection, construction, reconstruction, maintenance, repair, rebuilding, modification, renovation, inspection, testing and operation of a 138kV underground cable from the Facility to Vernon Substation as shown on the Survey.

     V. A non-exclusive easement for the maintenance, repair, inspection, testing and operation of water meter houses No. 1, 2 and 3 as shown on the Survey and supply piping to the Facility.

     VI. A non-exclusive easement for the maintenance, repair, inspection, testing and operation of the Discharge Tunnel from the south side of the Administration Building along west side of Vernon Substation to the southwest corner of the property as shown on the Survey.


                                    EXH. B-2

         VII. A non-exclusive easement for the maintenance, repair, inspection, testing and operation of the Black Start Gas Turbine and associated feeders to Unit 3 as shown on the Survey.

         VIII. A non-exclusive easement for vehicular and pedestrian ingress to and egress from the Facility over the existing road as shown on the Survey.

     IX. A non-exclusive easement to maintain, repair, inspect, test and operate any and all water pipelines, waste water and sewer pipelines, gas pipelines, and other utility pipelines providing utilities to the Facility, together with an easement for ingress and egress over and across the Retained Site as may be reasonably necessary to use the foregoing facilities.

     X. A non-exclusive easement for the installation,  erection,  construction,
reconstruction,   maintenance,  repair,  rebuilding,  modification,  renovation, inspection, testing and operation of a storm water discharge pipe.

     XI. A non-exclusive easement for the installation, erection, construction, reconstruction, maintenance, repair, rebuilding, modification, renovation, inspection, testing and operation of a storm water discharge pipe from the Facility over and across the Retained Site to the East River.

     XII. A non-exclusive easement for the maintenance, repair, inspection, testing and operation of all facilities which encroach onto the Retained Site as shown on the Survey.

     XIII. A non-exclusive easement for the maintenance, repair, inspection, testing and operation of the Overhead Steam Line as shown on the Survey.

     The Additional Easements are depicted on the attached Survey prepared by GEOD Corporation, dated April 22, 2004, as last revised May 25, 2004 (provided, however, that any conflict between the description on the Survey and the actual location of an Easement shall be resolved in favor of the actual location of the Easement).


                                    EXH. B-2

                                   EXHIBIT B-3
                                       to
                              Site Lease Agreement
                              --------------------



                       DESCRIPTION OF ADDITIONAL PROPERTY
                       ----------------------------------



1. Circulating Water System - discharge tunnel from south side of LIC Funding Lease Area along west side of Vernon Substation to southwest corner of property.

2. City Water Supply System - supply piping from Meter Houses No. 1, No. 2 and No. 3 to Units 1, 2, and 3.

3. Electrical Feeders - 13.8kV light and power feeders B1A, B1B, B2A, C1A, C1B, and C2A for Unit 3.

4.   Steam Supply from "A" House - piping to Units 1, 2, and 3.

5.   Black Start Gas Turbine (GT-1) and associated feeders to Units 3.










                                    EXH. B-3

                                     EXH. C

                                    EXHIBIT C
                                       to
                              Site Lease Agreement
                              --------------------



                          DESCRIPTION OF RETAINED SITE
                          ----------------------------



PARCEL I (RAVENSWOOD GENERATING STATION PARCEL A)
-------------------------------------------------

All that certain plot, piece or parcel of land including land now or formerly under water, situate, lying and being at Ravenswood in the Borough and County of Queens, City and State of New York, bounded and described as follows:

BEGINNING at a point on the westerly side of Vernon Boulevard at the extreme southeasterly end of the arc of a curve connecting the southerly side of 36th Avenue with the westerly side of Vernon Boulevard;

RUNNING THENCE southerly along the westerly side of Vernon Boulevard, 981.30 feet to an angle point;

THENCE southerly still along the westerly side of Vernon Boulevard, 675.44 feet;

THENCE westerly along a line forming an interior angle of 96 degrees 49 minutes 42 seconds with the westerly side of Vernon Boulevard, 52.52 feet;

THENCE northerly along a line forming an interior angle of 90 degrees 56 minutes 05 seconds with the last mentioned course, 29.12 feet;

THENCE westerly along a line forming an interior angle of 270 degrees 54 minutes 55 seconds with the last mentioned course, 465.83 feet;

THENCE southerly along a line forming an interior angle of 270 degrees 04 minutes 03 seconds with the last mentioned course, 344.55 feet;

THENCE westerly along a line forming an interior angle of 86 degrees 35 minutes 25 seconds with the last mentioned course 149.56 feet to the United States Pierhead and Bulkhead approved by the Secretary of War on June 30, 1947;

THENCE northerly along said pierhead and bulkhead line, 290.42 feet to an angle point;

THENCE northerly still along said pierhead and bulkhead line, 1171.01 feet to an angle point;

THENCE northerly still along said pierhead and bulkhead line, 466.21 feet to the southerly side of 36th Avenue;


                                     EXH. C

THENCE easterly along the southerly side of 36th Avenue, 12.07 feet to the angle point;

THENCE easterly still along the southerly side of 36th Avenue 38.45 feet to a point of curvature;

THENCE easterly still along the southerly side of 36th Avenue on a curve bearing to the left having a radius of 2061.00 feet, and a central angle of 08 degrees 56 minutes 17 seconds a distance of 321.51 feet to a point of tangency;

THENCE easterly still along the southerly side of 36th Avenue, 278.69 feet to the extreme northwesterly end of the arc of the curve, first above mentioned, connecting the southerly side of 36th Avenue to the westerly side of Vernon Boulevard;

THENCE along the aforementioned arc of the curve bearing to the right having a radius of 15.00 feet and a central angle of 90 degrees 00 minutes 00 seconds, a distance of 23.56 feet to the westerly side of Vernon Boulevard at the point or place of BEGINNING.

EXCEPTING the following described premises:

All that certain plot, piece or parcel of land, situate, lying and being at Ravenswood Cogeneration Facility in Long Island City, the Borough and County of Queens, City and State of New York, bounded and described as follows:

BEGINNING at the point of a newly constructed building within Parcel "A" having coordinates of N277358.47 and E607681.66 in the New York State Plane Coordinate System of 1927, which beginning point is distant the following three courses from an angle point on the westerly side of Vernon Boulevard (75 feet wide), which angle point is located at the intersection of 38th Avenue (75 feet wide), as said Boulevard and Avenue are shown on Map #4297, titled "the Elimination of 37th Avenue and 38th Avenue between Vernon Boulevard and the East River, along with the layout of Sewer Easements", dated November 28, 1962 and adopted by the Board of Estimate of the City of New York on July 25th, 1963 (Map #4297) which map was filed at Topographical Bureau, Borough of Queens, City of New York on August 9, 1963, thence;

     A. North 25 degrees 02 minutes 04 seconds East a distance of 476.77 feet in the right of way of Vernon Boulevard to a point, thence;

     B. North 64 degrees 57 minutes 56 seconds West a distance of 214.15 feet at a right angle from the previous course to a point being the original point of beginning of the Con Edison Lease area, thence;

     C. South 23 degrees 48 minutes 54 seconds West a distance of 9.07 feet to the point of beginning of the Facility Site, running thence;

     1. South 59 degrees 11 minutes 27 seconds East a distance of 43.51 feet along the perimeter of the said Facility Site area to a point, thence;


                                     EXH. C

     2. North 32 degrees 20 minutes 17 seconds East a distance of 4.31 feet along the same to a point, thence;

     3. South 59 degrees 20 minutes 48 seconds East a distance of 22.03 feet along the same to a point, thence;

     4. North 30 degrees 48 minutes 33 seconds East a distance of 0.55 feet along the same to a point, thence;

     5. South 59 degrees 11 minutes 27 seconds East a distance of 30.24 feet along the same to a point, thence;

     6. South 30 degrees 48 minutes 33 seconds West a distance of 30.23 feet along the same to a point, thence;

     7. South 59 degrees 11 minutes 27 seconds East a distance of 30.52 feet along the same to a point, thence;

     8. South 30 degrees 48 minutes 33 seconds West a distance of 13.79 feet along the same to a point, thence;

     9. South 59 degrees 11 minutes 27 seconds East a distance of 9.74 feet along the same to a point, thence;

     10. South 30 degrees 48 minutes 33 seconds West a distance of 107.85 feet along the same to a point, thence;

     11. North 59 degrees 11 minutes 27 seconds West a distance of 20.80 feet along the same to a point, thence;

     12. South 30 degrees 48 minutes 33 seconds West a distance of 85.62 feet along the same to a point, thence;

     13. South 59 degrees 11 minutes 27 seconds East a distance of 28.29 feet along the same to a point, thence;

     14. South 30 degrees 48 minutes 33 seconds West a distance of 82.39 feet along the same to a point, thence;

     15. North 59 degrees 11 minutes 27 seconds West a distance of 57.01 feet along the same to a point, thence;

     16. North 30 degrees 48 minutes 33 seconds East a distance of 13.49 feet along the same to a point, thence;

     17. North 59 degrees 11 minutes 27 seconds West a distance of 51.01 feet along the same to a point, thence;

     18. North 30 degrees 48 minutes 33 seconds East a distance of 16.72 feet along the same to a point, thence;


                                     EXH. C

     19. North 59 degrees 11 minutes 27 seconds West a distance of 41.34 feet along the same to a point, thence;

     20. North 30 degrees 48 minutes 33 seconds East a distance of 18.65 feet along the same to a point, thence;

     21. North 59 degrees 11 minutes 27 seconds West a distance of 123.57 feet along the same to a point, thence;

     22. North 30 degrees 48 minutes 33 seconds East a distance of 163.89 feet to a point, thence;

     23. South 64 degrees 14 minutes 53 seconds East a distance of 6.85 feet to a point, thence;

     24. South 60 degrees 36 minutes 23 seconds East a distance of 10.27 feet along Facility Site area to a point, thence;

     25. South 59 degrees 11 minutes 27 seconds East a distance of 117.09 feet along said Facility Site area to a point, thence;

     26. North 30 degrees 48 minutes 33 seconds East a distance of 76.07 feet along the same to a point, thence;

     27. North 59 degrees 11 minutes 27 seconds West a distance of 4.63 feet along the same to a point, thence;

     28. North 30 degrees 48 minutes 33 seconds East a distance of 25.31 feet along the same to the point or place of beginning.


PARCEL II (RAINEY OIL TANK FARM PARCEL D):
------------------------------------------

All that certain plot, piece or parcel of land including land now or formerly under water, situate, lying and being at Ravenswood in the Borough and County of Queens, City and State of New York, bounded and described as follows:

BEGINNING at a point on the northerly side of 36th Avenue distant 11.10 feet westerly from the extreme southwesterly end of the arc of a curve connecting the northerly side of 36th Avenue with the westerly side of Vernon Boulevard;

RUNNING THENCE westerly along the northerly side of 36th Avenue, 267.59 feet to a point of curvature;

THENCE westerly still along the northerly side of 36th Avenue on a curve bearing to the right having a radius of 1934.00 feet, and a central angle of 00 degrees 30 minutes 51 seconds a distance of 17.36 feet to a point of tangency;


                                     EXH. C

THENCE northwesterly along a line forming an interior angle of 119 degrees 05 minutes 28 seconds with the tangent to the preceding course (which tangent forms the aforesaid point of tangency) 18.81 feet;

THENCE northerly along a line forming an interior angle of 151 degrees 53 minutes 55 seconds with the last mentioned course, 71.37 feet;

THENCE easterly along a line forming an interior angle of 89 degrees 33 minutes 57 seconds with the last mentioned course, 160.85 feet;

THENCE southerly along a line forming an interior angle of 89 degrees 47 minutes 41 seconds with the last mentioned course, 62.83 feet;

THENCE easterly along a line forming an interior angle of 269 degrees 54 minutes 41 seconds with the last mentioned course, 133.82 feet;

THENCE southerly along a line forming an interior angle of 90 degrees 22 minutes 41 seconds with the last mentioned course, 24.65 feet to the northerly side of 36th Avenue at the point or place of BEGINNING.


                                     EXH. C

                                    EXHIBIT D
                                       to
                              Site Lease Agreement
                              --------------------



                                   THE SURVEY
                                   ----------















                                     EXH. D